VANECK VIP GLOBAL RESOURCES FUND (INITIAL CLASS/CLASS S)

SUMMARY PROSPECTUS
MAY 1, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.vaneck.com/resources/documents/insurance-funds-literature/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2022, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.
INVESTMENT OBJECTIVE
The VanEck VIP Global Resources Fund seeks long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the table.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class S
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	1.09%	1.34%

Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not include fees and expenses imposed under your variable annuity contract and/or variable life insurance policy. Because these fees and expenses are not included, the fees and expenses that you will incur will be higher than the fees and expenses set forth in the example.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses”. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Initial Class	Sold or Held	$111	$347	$601	$1,329
Class S	Sold or Held	$136	$425	$734	$1,613

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of global resource companies and instruments that derive their value from "global resources". Global resources include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A global resource company is a company that derives, directly

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or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to global resources. The Fund concentrates its investments in the securities of global resource companies and instruments that derive their value from global resources.
The Fund may invest without limitation in any one global resources sector and is not required to invest any portion of its assets in any one global resources sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range. Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability. The analysis of financially material risks and opportunities related to ESG (i.e. Environmental, Social and Governance) factors is a component of the overall investment process. ESG considerations can affect the Adviser’s fundamental assessment of a company or country.
The Fund may use derivative instruments, such as structured notes, warrants, currency forwards, futures contracts, options and swap agreements, to gain or hedge exposure to global resources, global resource companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. Investments in securities of Canadian issuers, including issuers located outside of Canada that generate significant revenue from Canada, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the EU and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to the future of such trade agreements may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.

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Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to evaluate and trade. Companies in emerging market countries generally may be subject to less stringent financial reporting, regulatory, disclosure, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited.
ESG Investing Risk. The Adviser’s consideration of ESG risks and opportunities in the Fund’s investment process could result in the Fund performing differently compared to funds that do not take into account ESG considerations. The Adviser’s consideration of ESG risks and opportunities may result in the Fund investing in securities, industries, or sectors that underperform other securities, industries, or sectors, or underperform the market as a whole. The Fund is also subject to the risk that the companies identified by the Adviser do not operate as expected when addressing ESG issues. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG considerations.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Global Resources Sector Risk. The Fund concentrates its investments (i.e., invests 25% or more of its total assets) in the securities of global resource companies and instruments that derive their value from global resources. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the global resources sectors (such as the energy and metals sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also may bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by Van Eck Associates Corporation (the “Adviser”) in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Special Purpose Acquisition Companies. Equity securities include stock, rights, warrants, and other interests in Special Purpose Acquisition Companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Since SPACs have no operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Additionally, the securities issued by a SPAC may become illiquid and/or may be subject to restrictions on resale, among other risks.

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PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P® North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies across developed and emerging market countries. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The annual returns in the bar chart are for the Fund's Initial Class shares. Fees and expenses imposed under your variable annuity contract and/or variable life insurance policy are not reflected; if these amounts were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
INITIAL CLASS: Annual Total Returns (%) as of 12/31

Best Quarter:	+32.38%	2Q 2020
Worst Quarter:	-39.50%	1Q 2020

Average Annual Total Returns as of 12/31/2021	1 Year	5 Years	10 Years
Initial Class Shares (9/1/89)	18.92%	2.24%	-0.12%
Class S Shares (5/1/06)	18.68%	1.99%	-0.37%
S&P® North American Natural Resources Sector Index (reflects no deduction for expenses or taxes)	39.95%	1.27%	1.27%
MSCI AC World Daily TR Gross USD Index (reflects no deduction for expenses or taxes)	19.04%	14.97%	12.44%

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Shawn Reynolds has been Portfolio Manager of the Fund since 2010. Charles T. Cameron has been Deputy Portfolio Manager of the Fund since 2016 and a member of the investment team since 1995. Mr. Cameron has also been an investment team member on various funds managed by the Adviser since 1995.
PURCHASE AND SALE OF FUND SHARES
The Fund is available for purchase only through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Shares of the Fund may not be purchased or sold directly by individual owners of variable annuity contracts or variable life insurance policies. If you are a variable annuity contract or variable life insurance policy holder, please refer to the prospectus that describes your annuity contract or life insurance policy for information about minimum investment requirements and how to purchase and redeem shares of the Fund.

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TAX INFORMATION
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders annually, the participating insurance companies investing in the Fund through separate accounts. These distributions may not be taxable to you as a holder of a variable annuity contract or variable life insurance policy; please see “How the Fund is managed—Taxes” and consult the prospectus or other information provided to you by your participating insurance company regarding the federal income taxation of your contract or policy.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and/or its affiliates may pay intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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800.826.2333 vaneck.com
VIPGRSUM                                                (05/2022)